 SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

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                                Franklin TEMPLETON ETF TRUST

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Franklin Liberty Investment Grade Corporate etf

A SERIES OF franklin templeton etf trust

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin Liberty Investment Grade Corporate ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the Information Statement, available online at: www.franklintempleton.com/FLCOInfo.

The Information Statement describes a recent change involving the investment management of the Fund.  Franklin Advisers, Inc. (“Advisers”) currently serves as the investment manager to the Fund.  Under an exemptive order from the U.S. Securities and Exchange Commission, Advisers is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees (the “Board”).  Under the exemptive order, Advisers, the Fund’s investment manager, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement. On September 6, 2019, the Board, on behalf of the Fund, appointed Franklin Templeton Portfolio Advisors, Inc. (“FTPA”) as an additional sub-advisor to the Fund and approved a new sub-advisory agreement between Advisers and FTPA, effective October 15, 2019, pursuant to which FTPA supports Advisers in providing investment advice to the Fund. In connection with the appointment of FTPA as a sub-advisor to the Fund, Thomas Runkel, CFA has been added as a portfolio manager to the Fund.

A more detailed description of FTPA and its investment operations, information about the new sub-advisory agreement with FTPA, and the reasons the Board appointed FTPA as a sub-advisor, is included in the Information Statement.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about January 13, 2020, to shareholders of record of the Fund as of January 6, 2020. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers.  If you are interested in enrolling in householding and receiving a single copy of the Notice of Internet Availability of Information Statement and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.  The Information Statement will be available online until at least April 13, 2020.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN /(800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Franklin LIberty INvestment Grade corporate etf

A SERIES OF franklin templeton etf Trust

One Franklin Parkway

San Mateo, California 94403-1906

INFORMATION STATEMENT

This Information Statement describes a recent change involving the investment management of the Franklin Liberty Investment Grade Corporate ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”).  At an in-person meeting held on September 6, 2019 (the “Meeting”), the Trust’s Board of Trustees (the “Board” or the “Trustees”), on behalf of the Fund, appointed Franklin Templeton Portfolio Advisors, Inc. (“FTPA”) as an additional sub-advisor to the Fund and approved a new sub-advisory agreement between Franklin Advisers, Inc. (“Advisers”) the Fund’s investment manager, and FTPA, effective October 15, 2019, pursuant to which FTPA supports Advisers in providing investment advice to the Fund.  Franklin Templeton Institutional, LLC (“FT Institutional”) currently serves as a sub-advisor to the Fund.  In connection with the appointment of FTPA as a sub-advisor to the Fund, Thomas Runkel, CFA has been added as a portfolio manager to the Fund. Advisers has the ultimate responsibility, subject to the oversight by the Board, to oversee the Fund’s sub-advisors and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Advisers is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

This Information Statement is being made available via the internet beginning on or about January 13, 2020 to all shareholders of record of the Fund as of January 6, 2020 (the “Record Date”).  The Information Statement will be available online at www.franklintempleton.com/FLCOInfo until at least April 13, 2020.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Board to inform shareholders of a recent change in the investment management of the Fund.  The Board, upon the recommendation of Advisers, has approved a new sub-advisory agreement between Advisers and FTPA (the “New Sub-Advisory Agreement”).  This Information Statement provides details regarding FTPA, the New Sub-Advisory Agreement and the reasons the Board appointed FTPA as a new sub-advisor.

What is the Manager of Managers Structure?

Following the appointment of FTPA as a sub-advisor, the Fund currently has two sub-advisors. FTPA and FT Institutional provide Advisers with investment management advice (which may include research and analysis).  Pursuant to the Manager of Managers Order, Advisers has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisors and recommend their hiring, termination and replacement. Advisers also, subject to the review and approval of the Board, sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisor(s) to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, Advisers may allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors, and will monitor and evaluate each sub-advisor’s performance.

The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Fund, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF FTPA AS A SUB-ADVISOR TO THE FUND

Why was FTPA appointed as a New Sub-Advisor?

Advisers recommended, and the Board approved, the appointment of FTPA as an additional sub-advisor to the Fund to support Advisers in providing investment advice to the Fund, with Thomas Runkel, CFA, being added as a portfolio manager to the Fund.

Has the addition of FTPA increased the Fund’s fees and expenses?

No.  The addition of FTPA as sub-advisor to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by Advisers to FTPA are deducted from the fees paid by the Fund to Advisers.  The addition of FTPA as sub-advisor to the Fund has not materially changed the manner in which the Fund seeks to achieve its investment goal or the level of services that are provided to the Fund.

Information about FTPA

           FTPA, One Franklin Parkway, San Mateo, CA 94403-1906, is a direct, wholly owned subsidiary of Franklin Resources, Inc. (“FRI”).  Together, FTPA and its affiliates manage, as of November 30, 2019, over $691 billion in assets, and have been in the investment management business since 1947. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  The principal stockholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 20.9% and 21.0%, respectively, of its outstanding shares as of October 31, 2019. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

The names and principal occupations of the principal executive officers and directors of FTPA, as of the Record Date, are set forth below. The business address of each person is One Franklin Parkway, San Mateo California 94403.

Name	Title
Robert M. Geppner	Senior Vice President and Director
Philip Portera	Director
Robert Lim	Chief Compliance Officer
Mark L. Constant	Treasurer
Daniel T. O’Lear	President
Madison S. Gulley	Executive Vice President
Craig S. Tyle	Chief Legal Officer
Lindsey H. Oshita	Chief Financial Officer

Robert Lim and Craig S. Tyle are officers of the Trust and FTPA.

Exhibit A lists other U.S. registered investment companies that FTPA manages or subadvises with investment objectives and strategies similar to the Fund.  Exhibit A also sets forth information about these U.S. registered investment companies, the investment management or subadvisory fees received by FTPA, the net assets of each investment company, and whether FTPA has waived, reduced, or otherwise agreed to reduce its compensation under its applicable investment advisory or subadvisory contract.

material terms of the NEW sub-advisory agreement

Below is a summary of the material terms of the New Sub-Advisory Agreement. This summary is qualified in its entirety by reference to the New Sub-Advisory Agreement, a copy of which is attached as Exhibit B. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the sub-advisory agreement between Advisers and FT Institutional.

Services.  Subject to the overall policies, direction and review of the Board and to the instructions and supervision of Advisers, FTPA provides certain investment advisory services with respect to securities, investments and cash equivalents in the Fund. Advisers will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, right to consent to corporate action and any other rights pertaining to investment securities within the Fund shall be exercised. Advisers, FTPA, and FT Institutional may place all purchase and sale orders on behalf of the Fund.

            Management Fees.  Advisers compensates FTPA for providing investment advice and analysis and for managing the Fund.  Advisers pays FTPA for its services from the investment management fees it receives from the Fund.

Payment of Expenses. During the term of the New Sub-Advisory Agreement, FTPA will pay all expenses incurred by it in connection with the services to be provided by FTPA under the New Sub-Advisory Agreement other than the costs of securities (including brokerage commissions, if any) purchased for the Fund. Advisers and the Fund will be responsible for all of their respective expenses.

Brokerage.  In performing the services described above, FTPA shall use its best efforts to obtain for the Fund the most favorable price and execution available.  Subject to prior authorization of appropriate policies and procedures by the Board, FTPA may, to the extent authorized by law and in accordance with the terms of the Fund’s investment management agreement, prospectus and statement of additional information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTPA’s overall responsibilities with respect to accounts managed by FTPA.

Continuance.  The New Sub-Advisory Agreement will remain in effect for two years after its effective date of October 15, 2019, unless earlier terminated.  As provided therein, the New Sub-Advisory Agreement is thereafter renewable annually (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), provided that in either event the continuance is also approved by a vote of the majority of the Board who are not parties to the New Sub-Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any party to the New Sub-Advisory Agreement or the Fund (“Independent Trustees”), by a vote cast at a meeting called for the purpose of voting on such approval.

            Termination.  The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by the Board upon written notice to Advisers and FTPA or by vote of a majority of the outstanding voting securities of the Fund or (ii) by Advisers or FTPA upon at least sixty (60) days’ written notice to the other party. The New Sub-Advisory Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination or assignment of the investment management agreement between Advisers and the Fund.

Standard of Care.  Under the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement on the part of FTPA, FTPA and its directors, officers, employees or affiliates shall not be held liable to Advisers, the Trust or the Fund, or to any shareholder of the Fund other than as set forth in this paragraph below.  To the extent that Advisers is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTPA pursuant to authority delegated to it by Advisers, FTPA is required to indemnify and hold harmless Advisers and each of its affiliates, officers, directors and employees (each, a “Franklin Indemnified Party”) for any losses, damages, costs and expenses incurred by a Franklin Indemnified Party for such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

What factors did the Board consider when approving the New Sub-Advisory Agreement?

At the Meeting, the Board of the Trust, including a majority of the Independent Trustees, reviewed and approved the New Sub-Advisory Agreement for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New Sub-Advisory Agreement. FTPA and Advisers are each referred to herein as a Manager.

In considering the approval of the New Sub-Advisory Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board reviewed and considered all of the factors it deemed relevant in approving the New Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by FTPA as a sub-advisor to the Fund; (ii) the investment performance of the Fund; (ii) the costs of the services to be provided by FTPA and the profits realized/expected to be realized by the Managers and their affiliates from the relationship with the Fund; and (iii) the extent to which economies of scale may be realized as the Fund grows. The Board also reviewed and considered the form of New Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement which were explained at the Meeting, noting that the terms and conditions of the New Sub-Advisory Agreement were substantially identical to the terms and conditions of the sub-advisory agreement previously approved by the Board for the Fund between Advisers and FT Institutional, the current, sole investment sub-advisor of the Fund.

In approving the New Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that such New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment sub-advisory services to be provided by FTPA to the Fund and its shareholders. This information included, among other things, management’s representation that it was proposing FTPA to serve as an additional sub-advisor to the Fund to support Advisers in providing investment advice to the Fund, with Thomas Runkel being added as a portfolio manager to the Fund.  Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTPA to the Fund and its shareholders under the New Sub-Advisory Agreement.

Fund Performance

The Board noted that the Fund commenced investment operations on October 3, 2016.  The Board further noted that it reviewed detailed performance information about the Fund at its prior Board meeting in connection with the May 2019 annual contract renewal.  In light of the Fund’s shorter operating history and the recent annual contract renewal, the Board determined that the conclusions reached regarding the Fund’s performance in connection with the annual contract renewal had not changed.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the proposed investment sub-advisory fee.  In particular, the Board considered the fact that Advisers would compensate FTPA out of the fee paid to Adviser under the investment management agreement between Advisers and the Trust, on behalf of the Fund, and that the investment sub-advisory fee would not be an additional fee borne by the Fund.  The Board noted that, in connection with the appointment of FTPA as an investment sub-advisor to the Fund, management was also proposing that FT Institutional’s current investment sub-advisory fee be reduced correspondingly.  The Board further noted management’s representation that, in light of the above, the addition of FTPA as a sub-advisor to the Fund will have no impact on the investment management fees paid by the Fund.  The Board concluded that the proposed investment sub-advisory fee for the Fund is reasonable.

Management Profitability and Economies of Scale

The Board reviewed profitability information for Advisers and determined that its conclusions regarding profitability and economies of scale reached in connection with the May 2019 annual contract renewal had not changed as a result of the addition of FTPA to serve as an investment sub-advisor of the Fund because Advisers’ retained portion of the management fee will not change, and, therefore, the addition of FTPA as a new sub-advisor is not expected to have an impact on Advisers’ profitability.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New Sub-Advisory Agreement for the Fund for an initial two-year period.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager and FT Institutional

Advisers currently serves as the Fund’s investment manager pursuant to an investment management agreement dated April 18, 2016, between the Trust, on behalf of the Fund, and Advisers (the “Management Agreement”).  The Management Agreement was initially approved by the Board, including the Independent Trustees, on April 18, 2016.  The Management Agreement was most recently renewed by the Board, including the Independent Trustees, on May 29, 2019.  Advisers’ principal offices are located at One Franklin Parkway, San Mateo, California 94403-1906. Advisers is an indirect, wholly owned subsidiary of FRI. Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT FTPA.”

The Trustees who are interested persons of Advisers or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by Advisers and its affiliates from the Fund.

The Trust employs Advisers to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board.  Under the Management Agreement, Advisers has the authority to make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities. Advisers also may place orders for the execution of the Fund’s securities transactions. In addition, Advisers has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors. In allocating the Fund’s assets, Advisers has discretion to not allocate any assets to one or more sub-advisors at any time.

The Fund pays Advisers a fee equal to the following annual rate of the average daily net assets of the Fund for managing the Fund’s assets, including investment advisory services and Fund administration services:

•         0.6250% of the value of net assets up to and including $100 million;

•         0.500% of the value of net assets over $100 million and not over $250 million;

•         0.450% of the value of net assets over $250 million and not over $7.5 billion;

•         0.440% of the value of net assets over $7.5 billion and not over $10 billion;

•         0.430% of the value of net assets over $10 billion and not over $12.5 billion;

•         0.420% of the value of net assets over $12.5 billion and not over $15 billion;

•         0.400% of the value of net assets over $15 billion and not over $17.5 billion;

•         0.380% of the value of net assets over $17.5 billion and not over $20 billion;

•         0.360% of the value of net assets over $20 billion and not over $35 billion;

•         0.355% of the value of net assets over $35 billion and not over $50 billion; and

•         0.350% of the value of net assets over $50 billion.

The fee is calculated daily and paid monthly according to the terms of the Management Agreement. Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (including acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund), but excluding certain non-routine expenses) do not exceed 0.35% until July 31, 2020.

The Fund commenced operations on October 3, 2016.  The investment management fees, as a percentage of the Fund’s net assets, before and after such waiver for the fiscal year ended March 31, 2019, were 0.63% and 0.00%, respectively.  For the fiscal year ended March 31, 2019, the aggregate amount of the investment management fees paid by the Fund to Advisers was $0 (after fee waivers).  Investment management fees before waivers totaled $168,616.

FTPA began serving as a sub-advisor to the Fund effective October 15, 2019.  Prior to the appointment of FTPA as a sub-advisor, FT Institutional served as the Fund’s only sub-advisor.  Advisers compensates FTPA and FT Institutional for providing investment management advice (which may include research and analysis) from the investment management fees it receives from the Fund. The sub-advisory fees, as a percentage of the Fund’s net assets, for the fiscal year ended March 31, 2019, were 0.00%.  For the fiscal year ended March 31, 2019, Advisers paid FT Institutional a sub-advisory fee of $0.

The Administrator

The administrator for the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly owned subsidiary of FRI and an affiliate of Advisers and FTPA. Advisers pays FT Services a monthly fee equal to 105% of the internal costs incurred by FT Services for providing administrative services to the Fund. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Principal Underwriter

The principal underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 944031906.  The Board has adopted a plan pursuant to Rule 12b-1 for the Fund. However, no Rule 12b-1 plan fee is currently charged to the Fund.

The Transfer Agent

The transfer agent and dividend-paying agent for the Fund is State Street Bank and Trust Company, located at 1 Heritage Drive, Mail Stop OHD0100, North Quincy, MA 02171.

Other Matters

The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/(800) 342-5236 or send a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders

The outstanding shares of the Fund as of January 6, 2020, are 22,600,000.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of the Depository Trust Company (DTC) participants as of January 6, 2020, the name, address and percentage ownership of the DTC participants of the Fund are listed on Exhibit C.

In addition, to the knowledge of the Trust’s management, as of January 6, 2020, no Trustee of the Trust owned 1% or more of the outstanding shares of the Fund.  The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of the Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

 EXHIBIT A

Comparable Funds Advised or Sub-Advised by FTPA

Name of Comparable Fund	Net Assets of Fund (in millions) (as of November 29, 2019)	Investment Management/Subadvisory Fee (annually, as a % of average daily net assets)	Investment Management/Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Franklin Payout 2019 Fund	4,107.6

The Fund pays the investment manager a fee equal to an annual rate of 0.30% of the average daily net assets of a Fund.

Advisers shall pay to FTPA a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTPA during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to Advisers shall equal (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses waived or reimbursed by Advisers, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

			Yes
Franklin Payout 2020 Fund	4,127.0

The Fund pays the investment manager a fee equal to an annual rate of 0.30% of the average daily net assets of a Fund.

Advisers shall pay to FTPA a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTPA during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to Advisers shall equal (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses waived or reimbursed by Advisers, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

			Yes
Franklin Payout 2021 Fund	4,184.5

The Fund pays the investment manager a fee equal to an annual rate of 0.30% of the average daily net assets of a Fund.

Advisers shall pay to FTPA a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTPA during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to Advisers shall equal (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses waived or reimbursed by Advisers, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

			Yes
Franklin Payout 2022 Fund	3,665.8

The Fund pays the investment manager a fee equal to an annual rate of 0.30% of the average daily net assets of a Fund.

Advisers shall pay to FTPA a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTPA during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to Advisers shall equal (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses waived or reimbursed by Advisers, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

			Yes

EXHIBIT B

SUB-ADVISORY AGREEMENT

FRANKLIN Templeton ETF Trust

On behalf of

Franklin Liberty Investment Grade Corporate ETF

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), effective as of October 15, 2019, is made between FRANKLIN ADVISERS, INC., a California corporation (“FAV”), and FRANKLIN TEMPLETON PORTFOLIO ADVISORS, INC., a California corporation (“FTPA”).

WITNESSETH

WHEREAS, FAV and FTPA are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, FAV, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to Franklin Liberty Investment Grade Corporate ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain FTPA to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTPA is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

FAV hereby retains FTPA, and FTPA hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board” or “Trustees”) and to the instructions and supervision of FAV, FTPA agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.  FAV will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

Both FAV and FTPA may place all purchase and sale orders on behalf of the Fund.

Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, FTPA shall report daily all transactions effected by FTPA on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

For the term of this Agreement, FTPA shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

In performing its services under this Agreement, FTPA shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FAV and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the applicable provisions of the United States Internal Revenue Code of 1986, as amended.

In carrying out its duties hereunder, FTPA shall comply with all reasonable instructions of the Fund or FAV in connection therewith.

In performing the services described above, FTPA shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTPA may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTPA’s overall responsibilities with respect to accounts managed by FTPA.  FTPA may use for the benefit of its other clients any such brokerage and research services that FTPA obtains from brokers or dealers. To the extent authorized by applicable law, FTPA shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

o          FAV shall pay to FTPA a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Fund to FAV (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTPA during the preceding month.

                        For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to FAV shall equal (i) 96% of an amount equal to the total investment management fees payable to FAV, minus any Fund fees and/or expenses waived or reimbursed by FAV, minus (ii) any fees payable by FAV to Franklin Templeton Services, LLC for fund administrative services.

                        The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

It is understood that the services provided by FTPA are not to be deemed exclusive. FAV acknowledges that FTPA may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”).  FAV agrees that FTPA may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTPA may use information furnished by others to FAV and FTPA in providing services to other such Clients.

FTPA agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

During the term of this Agreement, FTPA will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

FTPA shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

FTPA will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTPA may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

This Agreement shall become effective as of the date first written above and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trustees as a whole.

o          Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FAV and FTPA, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FAV or FTPA upon not less than sixty (60) days’ written notice to the other party.

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between FAV and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

o          In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTPA, neither FTPA nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Notwithstanding paragraph 11(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTPA pursuant to authority delegated as described in Paragraph 1(a), FTPA shall indemnify FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

No provision of this Agreement shall be construed to protect any director or officer of FAV or FTPA from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTPA hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTPA further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

Upon termination of FTPA’s engagement under this Agreement or at the Fund’s direction, FTPA shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTPA and relate directly and exclusively to the performance by FTPA of its obligations under this Agreement; provided, however, that FTPA shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTPA shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTPA’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

to FAV:
One Franklin Parkway

San Mateo, CA 94403-1906

Facsimile: (650) 525-7141

to FTPA:
One Franklin Parkway

San Mateo, CA 94403-1906

Facsimile: (650) 525-7141

This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

FTPA acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  FTPA agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that FTPA shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers on October 15, 2019.

FRANKLIN ADVISERS, INC.

By:/s/Patrick O’Connor

Name:  Patrick O’Connor

Title:    Senior Vice President

FRANKLIN TEMPLETON PORTFOLIO ADVISORS, INC.

By:/s/Dan O’Lear

Name:  Dan O’Lear

Title:    President

EXHIBIT C

Depository Trust Company participants of Franklin Liberty Investment Grade Corporate ETF as of January 6, 2020

Name and Address of Account	Percentage of Fund (%)
Bank of New York Mellon* 111 Sanders Creek Parkway East Syracuse, New York, NY13057	91.50

* For the benefit of its customer(s)